POWER OF ATTORNEY

For Executing a Form ID and Forms 3, 4, 5 and 144

The undersigned hereby appoints each of Clifton E. Sifford,

W. Kerry Jackson and David A. Kapp, signing singly, as his

true and lawful attorney-in-fact, for such period of time

that the undersigned is required to file reports pursuant

to Section 16(a) of the Securities Exchange Act of 1934,

as amended (the "Exchange Act"), or Rule 144 of the Securities

Act of 1933, as amended (the "Securities Act"), due to his

affiliation with Shoe Carnival, Inc., an Indiana corporation,

unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact, to:

(1) execute for and on behalf of the undersigned a Form ID

application for access codes to file on EDGAR and Forms 3,

4, 5 and 144 and any amendments to previously filed forms in accordance with Section 16(a) of the Exchange Act or Rule 144 of the Securities Act and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete

the execution of any such Form ID and Forms 3, 4, 5 and 144

and the timely filing of such form with the United States

Securities and Exchange Commission and any other authority

as required by law; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of such

attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being

understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in his

discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be

done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the

undersigned could do if personally present, with full power

of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes,

shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of the undersigned,

are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act or Rule 144 of the

Securities Act.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 11th day of September, 2015.

/s/ Jeffrey C. Gerstel

Signature